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                                   [GRAPHIC]







                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO





                               SEMI-ANNUAL REPORT
                                   (Unaudited)
                                  ------------
                                  June 30, 2002

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                                   [GRAPHIC]

                          THIRD AVENUE VALUE PORTFOLIO

Dear Third Avenue Value Portfolio Shareholder:

At June 30, 2002, the unaudited net asset value attributable to the 12,243,070 common shares outstanding of the Third Avenue Variable Series Trust (the "Portfolio") was $17.12 per share. This compares with an audited net asset value of $17.13 per share at December 31, 2001, and an unaudited net asset value of $17.05 per share at June 30, 2001.

PORTFOLIO ACTIVITY

The Portfolio returned -0.06% during the six months ended June 30, 2002. During this time, 13 new positions were added - distressed credits of two issuers and the common stocks of 11 strongly capitalized companies. The Portfolio increased its positions in 25 holdings, decreased its positions in two holdings and eliminated seven holdings.

PRINCIPAL AMOUNT OR
NUMBER OF SHARES           NEW POSITIONS ACQUIRED

$1,000,000                 CIT Group 5.625%, due 5/17/04 ("CIT Notes")

$13,000,000                Worldcom, Inc. Senior Notes ("Worldcom Notes")

50,400 shares              Alexander & Baldwin, Inc. Common Stock
                           ("Alexander & Baldwin Common")

133,800 shares             Brookfield Properties Corp. Common Stock ("Brookfield
                           Common")

434,100 shares             CIENA Corp. Common Stock ("CIENA Common")

372,000 shares             Comverse Technology, Inc. Common Stock ("Comverse
                           Common")

434,700 shares             Instinet Group, Inc. Common Stock ("Instinet Common")

124,650 shares             Maxwell Shoe Company, Inc. Class A Common Stock
                           ("Maxwell Common")

34,523 shares              ProLogis Trust Common Stock ("ProLogis Common")

423,800 shares             Tellabs, Inc. Common Stock ("Tellabs Common")

45,400 shares              Trammell Crow Company Common Stock
                           ("Trammell Crow Common")

601,800 shares             TriQuint Semiconductor, Inc. Common Stock ("TriQuint
                           Common")

266,440 shares             Ulticom, Inc. Common Stock ("Ulticom Common")

                           INCREASES IN EXISTING POSITIONS

251,700 shares             American Power Conversion Corp. Common Stock
                           ("American Power Common")

1,900 shares               Analogic Corp. Common Stock ("Analogic Common")

10,000 shares              Applied Materials, Inc. Common Stock ("Applied
                           Materials Common")

8,400 shares               Bel Fuse, Inc. "B" Common Stock ("Bel Fuse Common")

47,300 shares              Brascan Corp. Common Stock ("Brascan Common")

18,400 shares              Catellus Development Corp. Common Stock ("Catellus
                           Common")

                                       1

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                                   [GRAPHIC]

PRINCIPAL AMOUNT OR
NUMBER OF SHARES      INCREASES IN EXISTING POSITIONS (CONTINUED)

26,700 shares         Coherent, Inc. Common Stock ("Coherent Common")

96,000 shares         Credence Systems Corp. Common Stock ("Credence Common")

40,300 shares         CyberOptics Corp. Common Stock ("CyberOptics Common")

39,500 shares         Electro Scientific Industries, Inc. Common Stock
                      ("ESI Common")

19,000 shares         Energizer Holdings, Inc. Common Stock ("Energizer Common")

50,800 shares         Forest City Enterprises, Inc. Class A Common Stock
                      ("Forest City Common")

150,000 shares        FSI International, Inc. Common Stock ("FSI Common")

290,000 shares        Hutchison Whampoa, Ltd. Common Stock ("Hutchison Whampoa
                      Common")

110,000 shares        Investor AB Class A Common Stock ("Investor AB Common")

52,700 shares         KEMET Corp. Common Stock ("KEMET Common")

74,200 shares         LNR Property Corp. Common Stock ("LNR Common")

5,000 shares          The MONY Group, Inc. Common Stock ("MONY Common")

83,100 shares         PAREXEL International Corp. Common Stock ("PAREXEL
                      Common")

81,500 shares         The Phoenix Companies, Inc. Common Stock ("Phoenix
                      Common")

114,300 shares        SWS Group, Inc. Common Stock ("SWS Common")

25,000 shares         Toyota Industries Corp. Common Stock ("Toyota Industries
                      Common")

10,000 shares         Trinity Industries, Inc. Common Stock ("Trinity Common")

35,000 shares         Vishay Intertechnology, Inc. Common Stock ("Vishay
                      Common")

25,000 shares         Wellsford Real Properties, Inc. Common Stock ("Wellsford
                      Common")

                      DECREASES IN EXISTING POSITIONS

17,500 shares         Brooks-PRI Automation, Inc. Common Stock ("Brooks Common")

10,000 shares         Herley Industries, Inc. Common Stock ("Herley Common")

                      POSITIONS ELIMINATED

$1,000,000            Exodus Communications Senior Debt ("Exodus Seniors")

$500,000              Pacific Gas & Electric First Mortgage Bond ("PG&E Firsts")

19,290 shares         ASML Holdings N.V. Common Stock ("ASML Common")

30,000 shares         Cummins, Inc. Common Stock ("Cummins Common")

8,000 shares          Novellus Systems, Inc. Common Stock ("Novellus Common")

150,000 shares        Security Capital Group, Class B Common Stock ("Security
                      Capital Common")

13,400 shares         USG Corp. Common Stock ("USG Common")

                                        2

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While performance  benefited from market  appreciation of selected insurance and real estate issues, the performance of technology-related companies, with few exceptions, was negative. The general market seemed to reflect concerns of lousy
near-term  earnings  with  little   consideration   given  to  strong  financial
positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has affected even the most financially conservative and shareholder friendly companies.

For long-term fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of our portfolio will be driven by the merits of the investments, not by general market considerations. Our investment team continues to strive to be good, trained value analysts. We seek "safe and cheap" equity investments, which exhibit four essential characteristics: companies with strong financial positions, competent managements, understandable businesses, whose securities trade at a discount to their private market or takeover values.

Throughout the first half of the year, intensified market volatility afforded us great opportunities as buyers. The Portfolio acquired the common stocks of a large number of well-capitalized companies engaged in many different categories of businesses and industries, including finance, telecommunications equipment, consumer products, real estate and securities brokers.

TELECOMMUNICATIONS EQUIPMENT

An important area of focus is on telecommunications equipment. It would be hard to find an industry with more difficult conditions than those found in the telecom sector. Service providers, many of which lack capital and suffer from intense competition, have drastically cut back their spending plans. Those cut backs have, in turn, resulted in a major industry depression for the vendors of telecom equipment. Naturally, such horrible conditions drew our attention.

The Portfolio initiated a position in the shares of Comverse Technology. Comverse Technology is the world's largest provider of voice messaging services to network operators, such as Verizon, SBC Communications and VoiceStream. It has a strong competitive position with a roughly 39% market share, a diverse customer base of around 390 customers and high free cash flow generation. Comverse owns 72% of publicly traded Ulticom, a communications software company, and recently brought public another subsidiary, Verint, a maker of security software. In stark contrast to the majority of its competitors, Comverse enjoys a terrific balance sheet with nearly $6 per share of net cash, approximating 75% of the public stock market valuation. For now, the tough times that pervade the industry have thrown the company into a loss making position. From my vantage point, however, the company has more than adequate resources to weather the current storm and should prosper when its industry recovers.

Worldcom Notes - We bought the senior credit of this distressed company at a price which seems to be a substantial discount from its likely reorganization value as it emerges from Chapter 11.

CONSUMER PRODUCTS

Maxwell Shoe Corporation designs, develops and markets casual and dress footwear for women and children under multiple brand names, each of which is targeted to a distinct segment of the footwear market. Maxwell Shoe has a very strong balance sheet, good positioning within its markets and strong licensing agreements; additionally, its common stock trades a significant discount to its net asset value.

REAL ESTATE

Brookfield Properties Corp. is a Canadian-based real estate operating company with over $8 billion in assets, that develops, leases and manages premier office properties primarily in New York, Boston, Calgary and Toronto. The common shares of Brookfield Common fell sharply after the terrorist attacks on September 11, primarily due to concern over Brookfield's New York City properties. The good news for Brookfield is that most of their contracts in New York City are long-term leases, with few expirations before 2005, and they have a blue chip client base. Important

                                        3

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to note is that nearly all of Brookfield's  debt is  non-recourse;  non-recourse debt financing is important because if they ever had a problem with one specific property, the other real estate properties would not be affected. Brookfield Common is trading at a 25% discount to our estimate of its underlying net asset value.

SECURITIES BROKERS

Founded in 1969, Instinet Group is the largest electronic securities broker globally. Its technology-based platform enables institutional investors to trade directly and anonymously, provides an important source of liquidity for buyers and sellers, and reaches more than 40 securities markets throughout the world. Recently, the company agreed to merge with its largest competitor, Island ECN, to form what will likely be a dominant player in the electronic trading industry. Pro forma, the combined company will represent over 25% of the NASDAQ trading volume and a growing share of the NYSE volume. Each of these companies appears to have unquestionable staying power due to their sizable net cash positions and were acquired for the Portfolio at well below 10 times peak earnings.

GOING FORWARD

The lousy near-term outlook for technology stocks has much of the investment community running for the hills. We at Third Avenue have taken an opposite tack, believing that: 1) longer-term, technology spending will resume at some above-average level of growth; 2) we own well-financed and well-positioned companies in different segments of the "electronics food chain" that will endure even a prolonged downturn in tech spending; and 3) if our analysis proves faulty, based on the conservative prices paid, the downside ought not to be too bad.

We believe the quality of the Portfolio continues to be solid and that the common stocks held appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth in the Portfolio. Looking forward for the rest of the year, we continue to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today, to achieve long-term growth into the future.

Sincerely,

/s/ Curtis R. Jensen
--------------------

Curtis R. Jensen

Co-Portfolio Manager, Third Avenue Value Portfolio







                                        4

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                AT JUNE 30, 2002
                                   (UNAUDITED)

                            PRINCIPAL                                                            VALUE        % OF
                           AMOUNT ($)     ISSUES                                               (NOTE 1)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 2.86%

Building Materials          1,500,000     USG Corp., 8.50%, due 8/01/05 (a) *               $ 1,267,500
                            2,000,000     USG Corp., 9.25%, due 9/15/01 (a) *                 1,690,000
                                                                                            -----------
                                                                                              2,957,500       1.41%
                                                                                            -----------
Consumer Products              73,000     Home Products International, Inc., 9.625%,
                                            due 05/15/08                                         69,076       0.03%
                                                                                            -----------
Finance                     1,000,000     CIT Group, Inc., 5.625%, due 05/17/04                 959,876       0.46%
                                                                                            -----------
Telecommunications          2,000,000     Worldcom, Inc., 8.00%, due 05/15/06 (a) *             310,000
                            2,000,000     Worldcom, Inc., 7.75%, due 01/01/07 (a) *             310,000
                            4,000,000     Worldcom, Inc., 7.50%, due 05/15/11 (a) *             620,000
                            5,000,000     Worldcom, Inc., 8.25%, due 05/15/31 (a) *             775,000
                                                                                            -----------
                                                                                              2,015,000       0.96%
                                                                                            -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $5,000,964)                                   6,001,452
                                                                                            -----------
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 12.54%

U.S. Treasury Notes         8,000,000     U.S. Treasury Note, 3.625%, due 03/31/04            8,126,184
                           18,000,000     U.S. Treasury Note, 3.25%, due 05/31/04            18,143,442
                                                                                            -----------
                                                                                             26,269,626      12.54%
                                                                                            -----------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                          (Cost $26,160,785)                                 26,269,626
                                                                                            -----------

                               SHARES
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 76.36%

Business Development          367,700     Brascan Corp. Class A                               8,449,746
& Investment Companies          7,000     Capital Southwest Corp.                               476,000
                              640,000     Hutchison Whampoa, Ltd. - (Hong Kong)               4,779,665
                              410,000     Investor AB Class A - (Sweden)                      3,680,559
                               42,500     Leucadia National Corp. (b)                         1,345,550
                                                                                            -----------
                                                                                             18,731,520       8.94%
                                                                                            -----------
Consumer Products              47,500     Energizer Holdings, Inc. (a) (b)                    1,302,450
                              124,650     Maxwell Shoe Co., Inc. Class A (a)                  1,975,702
                                                                                            -----------
                                                                                              3,278,152       1.56%
                                                                                            -----------
Defense Electronics            42,500     Herley Industries, Inc. (a)                           901,425       0.43%
                                                                                            -----------
Electronics                   392,400     American Power Conversion Corp. (a)                 4,956,012
                              243,000     AVX Corp.                                           3,968,190
                              150,900     Bel Fuse, Inc. Class B                              4,081,845
                              296,000     KEMET Corp. (a) (b)                                 5,286,560
                              601,800     TriQuint Semiconductor, Inc. (a)                    3,857,538
                              185,000     Vishay Intertechnology, Inc. (a)                    4,070,000
                                                                                            -----------
                                                                                             26,220,145      12.51%
                                                                                            -----------
Financial Insurance            25,300     MBIA, Inc.                                          1,430,209       0.68%
                                                                                            -----------

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                       5

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JUNE 30, 2002
                                   (UNAUDITED)

                                                                                                 VALUE       % OF
                               SHARES     ISSUES                                               (NOTE 1)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Industrial Equipment          130,200     Alamo Group, Inc.                                 $ 1,953,000
                               83,000     Lindsay Manufacturing Co.                           1,921,450
                              117,500     Trinity Industies, Inc. (b)                         2,434,600
                                                                                            -----------
                                                                                              6,309,050       3.01%
                                                                                            -----------
Industrial - Japan            300,000     Toyota Industries Corp.                             4,873,346       2.32%
                                                                                            -----------
Insurance & Reinsurance       113,100     Arch Capital Group, Ltd. (a)                        3,183,765
                               19,778     Radian Group, Inc.                                    966,155
                               82,000     Trenwick Group, Ltd.                                  615,000
                                                                                            -----------
                                                                                              4,764,920       2.27%
                                                                                            -----------
Life Insurance                198,000     The MONY Group, Inc. (b)                            6,733,980
                              146,500     The Phoenix Companies, Inc. (a)                     2,688,275
                                                                                            -----------
                                                                                              9,422,255       4.50%
                                                                                            -----------
Medical Supplies & Services    28,300     Analogic Corp.                                      1,391,511       0.66%
                                                                                            -----------
Natural Resources &            50,400     Alexander & Baldwin, Inc.                           1,300,320
Real Estate                   133,800     Brookfield Properties Corp.                         2,689,380
                               50,000     Burnham Pacific Properties, Inc. (b)                   73,500
                              234,400     Catellus Development Corp. (a)                      4,786,448
                               42,500     Deltic Timber Corp.                                 1,465,400
                              131,050     Forest City Enterprises, Inc. Class A               4,553,987
                              100,800     LNR Property Corp.                                  3,477,600
                               18,000     Tejon Ranch Co. (a)                                   586,800
                               86,300     The St. Joe Co.                                     2,590,726
                               45,400     Trammell Crow Co. (a) (c)                             656,030
                               95,600     Wellsford Real Properties, Inc. (a)                 1,978,920
                                                                                            -----------
                                                                                             24,159,111      11.53%
                                                                                            -----------
Non-Life Insurance - Japan    202,500     Aioi Insurance Co., Ltd.                              447,725
                              158,100     Millea Holdings, Inc. ADR (a)                       6,442,575
                                                                                            -----------
                                                                                              6,890,300       3.29%
                                                                                            -----------
Oil Services                  120,000     Nabors Industries, Inc. (a)                         4,236,000       2.02%
                                                                                            -----------
Pharmaceutical Services       123,100     PAREXEL International Corp. (a) (b)                 1,712,321
                               30,000     Pharmaceutical Product Development, Inc. (a)          790,200
                                                                                            -----------
                                                                                              2,502,521       1.19%
                                                                                            -----------

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                       6

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JUNE 30, 2002
                                   (UNAUDITED)

                                                                                                 VALUE       % OF
                               SHARES     ISSUES                                               (NOTE 1)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Real Estate Investment         39,900     Jones Lang LaSalle, Inc. (a) (b)                  $   985,530
Trusts                        107,500     Koger Equity, Inc.                                  2,074,750
                              109,900     Prime Group Realty Trust (a)                          715,449
                               34,523     ProLogis Trust (b)                                    897,598
                                                                                            -----------
                                                                                              4,673,327       2.23%
                                                                                            -----------
Security Brokers, Dealers     434,700     Instinet Group, Inc. (a) (b)                        2,834,244
& Floatation Companies        145,700     Legg Mason, Inc.                                    7,188,838
                              202,190     SWS Group, Inc. (b)                                 3,966,968
                                                                                            -----------
                                                                                             13,990,050       6.68%
                                                                                            -----------
Semiconductor Equipment        20,000     Applied Materials, Inc. (a)                           380,400
Manufacturers                   8,700     Brooks-PRI Automation, Inc. (a) (b)                   222,372
& Related                      39,400     Coherent, Inc. (a)                                  1,174,908
                              313,500     Credence Systems Corp. (a) (b)                      5,570,895
                              194,400     CyberOptics Corp. (a)                               1,864,296
                              148,300     Electro Scientific Industries, Inc. (a)             3,603,690
                               77,500     FSI International, Inc. (a)                           578,925
                              150,000     FSI International, Inc. (a) (c)                     1,120,500
                                                                                            -----------
                                                                                             14,515,986       6.93%
                                                                                            -----------
Telecommunications            434,100     CIENA Corp. (a)                                     1,818,879
Equipment                     372,000     Comverse Technology, Inc. (a)                       3,444,720
                              423,800     Tellabs, Inc. (a)                                   2,627,560
                              266,440     Ulticom, Inc. (a) (b)                               1,806,463
                                                                                            -----------
                                                                                              9,697,622       4.63%
                                                                                            -----------
Title Insurance                38,500     First American Corp.                                  885,500
                               42,500     Stewart Information Services Corp. (a)                873,375
                                                                                            -----------
                                                                                              1,758,875       0.84%
                                                                                            -----------
Transportation                 11,931     Florida East Coast Industries, Inc. Class B           283,958       0.14%
                                                                                            -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $153,764,342)                               160,030,283
                                                                                            -----------

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                        7

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

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JUNE 30, 2002
                                   (UNAUDITED)

                            PRINCIPAL                                                            VALUE        % OF
                           AMOUNT ($)     ISSUES                                               (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.99%

Repurchase Agreements         530,604     Bear Stearns, 1.92%, due 7/01/02 (d)             $    530,604       0.25%
                                                                                           ------------
U.S. Treasury Bills        10,000,000     U.S. Treasury Bill, 1.79% , due 12/12/02            9,924,830       4.74%
                                                                                           ------------

                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $10,450,376)                                 10,455,434
                                                                                           ------------

                                          TOTAL INVESTMENT PORTFOLIO - 96.75%
                                          (Cost $195,376,467)                               202,756,795
                                                                                           ------------

                                          OTHER ASSETS LESS

                                          LIABILITIES - 3.25%                                 6,817,960

                                          NET ASSETS - 100.00%
                                          (Applicable to 12,243,070
                                          shares outstanding)                              $209,574,755
                                                                                           ------------

Notes:
  (a) Non-income producing security.
  (b) Securities in whole or in part on loan.
  (c) Restricted/fair valued securities.
  (d) Repurchase agreement collateralized by: U.S. Treasury Bond, par value $1,790,000, due 08/15/22, market value $542,477.
    * Issuer in default.
    + Annualized yield at date of purchase.
ADR:  American Depository Receipt.








               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                        8

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

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                AT JUNE 30, 2002

                                   (UNAUDITED)

ASSETS:

Investments at value (identified cost of $195,376,467) (Notes 1 and 4)          $202,756,795
Receivable for fund shares sold                                                      600,869
Receivable for securities sold                                                     9,921,044
Dividends and interest receivable                                                    364,447
Collateral on loaned securities (Note 1)                                           5,009,876
Other receivables                                                                      1,711
Other assets                                                                           7,458
                                                                                  ----------
      Total assets                                                               218,662,200
                                                                                  ----------

LIABILITIES:

Payable for securities purchased                                                   3,730,296
Payable for fund shares redeemed                                                     151,791
Payable to investment adviser                                                        156,458
Accounts payable and accrued expenses                                                 39,024
Collateral on loaned securities (Note 1)                                           5,009,876
Commitments (Note 6)                                                                      --
                                                                                  ----------
      Total liabilities                                                            9,087,445
                                                                                  ----------
      Net assets                                                                $209,574,755
                                                                                  ==========

SUMMARY OF NET ASSETS:

Common stock, unlimited shares authorized, $0.001 par value,
  12,243,070 shares outstanding                                                 $194,876,919
Accumulated undistributed net investment income                                      551,635
Accumulated undistributed net realized gain on investments                         6,762,824
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities                           7,383,377
                                                                                  ----------
  Net assets applicable to capital shares outstanding                           $209,574,755
                                                                                  ==========
Net asset value, offering and redemption price per share                             $ 17.12
                                                                                  ==========

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.


                                       9
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


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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                             STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                   (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $56,083)                         $   753,367
  Interest                                                                          484,725
  Other Income                                                                        4,178
                                                                                  ---------
    Total Investment Income                                                       1,242,270
                                                                                  ---------

EXPENSES:

  Investment advisory fees (Note 3)                                                 857,582
  Service fees (Note 3)                                                              82,376
  Administration fees (Note 3)                                                       67,491
  Custodian fees                                                                     31,546
  Directors' fees and expenses                                                       29,555
  Accounting services fees                                                           26,903
  Auditing and tax consulting fees                                                   18,850
  Transfer agent fees                                                                13,676
  Reports to shareholders                                                             9,998
  Insurance expenses                                                                  2,394
  Legal fees                                                                          2,382
  Miscellaneous expenses                                                              1,634
                                                                                  ---------
    Total operating expenses                                                      1,144,387
                                                                                  ---------
  Repayment of previously waived and reimbursed expenses (Note 6)                    94,342
                                                                                  ---------
    Total expenses                                                                1,238,729
                                                                                  ---------
    Net investment income                                                             3,541
                                                                                  ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

  Net realized gains on investments                                               3,440,866
   Net change in unrealized depreciation on investments                          (4,838,160)
                                                                                  ---------
  Net realized and unrealized losses on investments                              (1,397,294)
                                                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(1,393,753)
                                                                                  =========

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                       10
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


================================================================================

                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                FOR THE
                                                                              SIX MONTHS
                                                                                 ENDED                 FOR THE
                                                                             JUNE 30, 2002           YEAR ENDED
                                                                              (UNAUDITED)         DECEMBER 31, 2001
                                                                              -----------          ---------------
OPERATIONS:
  Net investment income                                                        $   3,541            $   724,867
  Net realized gains on investments                                            3,440,866              3,145,409
  Net change in unrealized appreciation (depreciation) on investments         (4,838,160)             7,173,786
                                                                             -----------            -----------
  Net increase (decrease) in net assets resulting from operations             (1,393,753)            11,044,062
                                                                             -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends to shareholders from net investment income                                --               (125,414)
  Distributions to shareholders from net realized gains on investments                --               (823,294)
                                                                             -----------            -----------
                                                                                      --               (948,708)
                                                                             -----------            -----------
CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares                                                58,720,552            130,921,069
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                      --                 948,708
  Cost of shares redeemed                                                    (10,189,907)           (11,498,541)
                                                                             -----------            -----------
  Net increase in net assets resulting from capital
    share transactions                                                        48,530,645            120,371,236
                                                                             -----------            -----------
  Net increase in net assets                                                  47,136,892            130,466,590
  Net assets at beginning of period                                          162,437,863             31,971,273
                                                                             -----------            -----------
  Net assets at end of period (including undistributed net investment
    income of $551,635 and $548,094, respectively)                          $209,574,755           $162,437,863
                                                                             ===========            ===========

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                       11
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

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                                   [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
AND RATIOS ARE AS FOLLOWS:

                                                                 FOR THE
                                                            SIX MONTHS ENDED                   YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2002           ------------------------------------------
                                                               (UNAUDITED)              2001             2000              1999*
                                                               ----------              ------           ------            ------
Net Asset Value, Beginning of Period                              $17.13               $15.21            $10.84          $10.00
                                                                  ------               ------            ------          ------
Income from Investment Operations:
  Net investment income                                               --                 0.04              0.04            0.03
  Net realized and unrealized gains (losses) on securities         (0.01)                2.04              4.35            0.81

                                                                  ------               ------            ------          ------
  Total from Investment Operations                                 (0.01)                2.08              4.39            0.84
                                                                  ------               ------            ------          ------
Less Distributions:
  Dividends from net investment income                                --                (0.02)            (0.02)             --
  Distributions from realized gains                                   --                (0.14)               --              --
                                                                  ------               ------            ------          ------
  Total Distributions                                                 --                (0.16)            (0.02)             --
                                                                  ------               ------            ------          ------
Net Asset Value, End of Period                                    $17.12               $17.13            $15.21          $10.84
                                                                  ======               ======            ======          ======
Total Return                                                       (0.06)%(1)           13.68%            40.52%           8.40%(1)
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                        $209,575             $162,438           $31,971          $4,367
  Ratio of Expenses to Average Net Assets

    Before expense reimbursement                                    1.30%(2)             1.30%             2.52%          34.43%(2)
    After expense reimbursement                                       --                   --              1.30%           1.30%(2)
  Ratio of Net Income (Loss) to Average Net Assets

    Before expense reimbursement                                    0.00%(2)             0.77%            (0.39%)        (30.14%)(2)
    After expense reimbursement                                       --                   --              0.83%           2.99%(2)
  Portfolio Turnover Rate                                              4%(1)               21%              18%               0%(1)

 (1) Not Annualized
 (2) Annualized
 * The Fund commenced investment operations September 21, 1999.

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.

                                       12
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

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                                 [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002
                                   (UNAUDITED)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Variable Series Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one investment series, Third Avenue Value Portfolio (the "Portfolio"). The Portfolio seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. The Portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2002, the Trust was offered by three insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

ACCOUNTING POLICIES:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principals generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by the Portfolio on the 60th day prior to maturity, based on the value determined on that day.

The Portfolio may invest up to 15% of it's total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

                                       13

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

================================================================================

                                 [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

         o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

         o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

LOANS OF PORTFOLIO SECURITIES:

The Portfolio loaned securities during the period to certain brokers, with the Portfolio's custodian acting as lending agent. Upon such loans, the Portfolio received collateral, which is maintained by the custodian and earns income in the form of negotiated lenders fees, which is included in other income in the Statement of Operations. On a daily basis, it is the Portfolio's policy to monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Portfolio may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the six months ended June 30, 2002, the Portfolio had securities lending income totaling $2,036.

The value of loaned securities and related collateral outstanding at June 30, 2002, was as follows:

                            VALUE OF                 VALUE OF
                        SECURITIES LOANED            COLLATERAL
                        -----------------            ----------
                            $4,899,049               $5,009,876

The collateral for the Portfolio consisted of cash, which was invested in repurchase agreements with Bear Stearns due July 1, 2002, collateralized by U.S. Treasury Securities.

REPURCHASE AGREEMENTS:

The Portfolio may invest excess cash in repurchase agreements whereby the Portfolio purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default


                                       14

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

================================================================================

                                 [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with the Funds in Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio's net assets relative to the total net assets of Third Avenue Trust, unless otherwise specified.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service. The Trustees on the Audit Committee will each receive $200 for each bi-annual meeting.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The cost of purchases, and proceeds from sales and conversions of investments, excluding short-term investments, for the six months ended June 30, 2002 were as follows:

                       PURCHASES                         SALES
                      -----------                      ----------
                      $81,532,435                      $6,487,837


3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENT

The Portfolio has an Investment Advisory Agreement with Third Avenue Management LLC (the "Adviser") for investment advice and certain management functions. On August 7, 2002, the shareholders of the Portfolio approved a new agreement with the Adviser following a change in control of the Adviser as more fully explained in the Portfolio's proxy statement. The terms of both the old and the newly approved Investment Advisory Agreements provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Portfolio, payable each month.

Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the Portfolio's average net assets, the Adviser is obligated to reimburse the Portfolio in an amount equal to that excess.

                                       15

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

================================================================================

                                 [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a sub-administration agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays PFPC Inc. an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,000.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of 0.10% of the average daily net assets invested in the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

David M. Barse, President and a Trustee of the Portfolio, is the Chairman and Chief Executive Officer of M.J. Whitman, Inc., a registered broker-dealer and its successor M.J. Whitman LLC. For the six months ended June 30, 2002, the Portfolio incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

                        TOTAL COMMISSIONS              M.J. WHITMAN, INC.
                        ----------------               ------------------
                            $115,652                         $77,625

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                    FOR THE                 FOR THE
                                               SIX MONTHS ENDED           YEAR ENDED
                                                 JUNE 30, 2002         DECEMBER 31, 2001
                                               ----------------        -----------------
Increase in Portfolio shares:
Shares outstanding at beginning of period           9,483,321              2,101,900
Shares sold                                         3,335,896              8,047,660
Shares reinvested                                          --                 56,336
Shares redeemed                                      (576,147)              (722,575)
                                                   ----------              ---------
Net increase in Portfolio shares                    2,759,749              7,381,421
                                                   ----------              ---------
Shares outstanding at end of period                12,243,070              9,483,321
                                                   ==========              =========

6. COMMITMENTS AND CONTINGENCIES

As indicated in Note 3, the Adviser and its predecessor have waived or reimbursed certain expenses of the Portfolio since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Portfolio's inception through June 30, 2002 which are subject to repayment is $253,273. The Adviser and its predecessor recovered $94,342 for the six months ended June 30, 2002.

                                       16

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

================================================================================

                                 [GRAPHIC]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2002
                                   (UNAUDITED)

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Portfolio. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

HIGH YIELD DEBT:

The Portfolio currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.




                                       17

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

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                                 [GRAPHIC]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Funds' affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.









================================================================================

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                                   Kerri Weltz
                               Assistant Treasurer

                                  W. James Hall
                          General Counsel and Secretary

                                   Julie Smith
                                   Controller


                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)


                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                767 Third Avenue
                             New York, NY 10017-2023


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036


                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                   [GRAPHIC]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                               PHONE (212)888-5222
                             TOLL FREE (800)443-1021
                                FAX (212)888-6757
                            www.thirdavenuefunds.com